UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2008

OTTER TAIL AG ENTERPRISES, LLC

(Exact name of registrant as specified in its charter)

000-53042
Commission File No.

Minnesota	EIN 41-2171784
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

24096 - 170th Avenue
Fergus Falls, MN 56537-7518

(Address of Principal Executive Offices)

(218) 998-4301

(Registrant’s Telephone Number)

Not Applicable

(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01 Financial Statements and Exhibits

SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 29, 2008, Otter Tail Ag Enterprises, LLC (“Otter Tail Ag”) announced that Kelly Longtin resigned his position as Chief Executive Officer. His resignation is effective October 31, 2008.

Otter Tail Ag also announced that Anthony J. Hicks, age 50, has been appointed to serve as interim Chief Executive Officer of Otter Tail Ag, effective October 31, 2008.  Mr. Hicks will continue to serve as Otter Tail Ag’s Chief Financial Officer, a position he has held since May 2007.  Prior to joining Otter Tail Ag, Mr. Hicks served as the Chief Operating Officer for Bell Farms/Whitestone Farms, LLP, a pig production company located in Burnsville, Minnesota, from May 1996 to May 2007.

Mr. Hicks will be employed as interim Chief Executive Officer under an arrangement that provides for an annual salary of $137,000.  The arrangement also provides for standard health insurance and vacation benefits.

The Board is currently in the process of evaluating its permanent leadership needs.

Otter Tail Ag has announced the above developments in a press release dated October 29, 2008 attached hereto as exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d)

Exhibit No.	Description

99.1	Press Release Dated October 29, 2008.

Forward-Looking Statements:

This Form 8-K and the attached exhibit contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” sections in the Company’s registration statement on Form 10-12G, as amended, and its 2008 quarterly reports on Form 10-Q, and in conjunction with other SEC reports filed by the Company that discuss important factors that could cause actual results to differ materially.  The Company expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Otter Tail Ag Enterprises, LLC

Date: October 30, 2008	By /s/ Anthony J. Hicks
	Name:	Anthony J. Hicks
	Title:	Chief Financial Officer

EXHIBIT INDEX

Otter Tail Ag Enterprises, LLC
Form 8-K Current Report

Exhibit Number	Description

99.1	Press Release Dated October 29, 2008.